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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report: April 28, 1997

                             BRISTOL HOTEL COMPANY
                          14285 Midway Road, Suite 300
                              Dallas, Texas 75244
                                  972-391-3910

                          Commission File No. 1-14062

    Incorporated in Delaware                         IRS No. 75-2584227


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On April 28, 1997, Bristol Hotel Company (the "Company") completed its acquisition of the ownership and/or management of 60 full-service Holiday Inn hotels in the United States and Canada (the "Acquisition"), pursuant to an Agreement and Plan of Merger among Holiday Corporation, Holiday Inns, Inc. and the Company.

         The Acquisition is described in the Company's proxy statement for its 1997 annual meeting of stockholders (the "Proxy Statement"). The portions thereof captioned "The Acquisition" and "The Merger Agreement" are incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial statements of businesses acquired.

The financial statements of the Holiday Inn CMH Business, including the notes thereto and Independent Auditors' Report thereon, included in the Proxy Statement, are incorporated herein by reference.


         (b)     Pro forma financial information.

         The unaudited pro forma financial information of the Company and its subsidiaries for the Acquisition and related transactions included in the Proxy Statement under the caption "Pro Forma Financial Data" is incorporated herein by reference.


         (c)     Exhibits.

         2.1.a Agreement and Plan of Merger dated as of December 15, 1996 among Holiday Corporation, Holiday Inns, Inc. and Bristol Hotel Company (incorporated by reference to Exhibit 2.1 of the Company's Annual Report on Form 10-K for the year ended December 31, 1996).

         2.1.b Amendment No. 1 dated April 1, 1997 to the Agreement and Plan of Merger.




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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                       BRISTOL HOTEL COMPANY

Date:    May 8, 1997                   BY:   /s/ JEFFREY P. MAYER
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                                             Jeffrey P. Mayer
                                             Senior Vice President and Chief
                                             Financial Officer





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                                 EXHIBIT INDEX



         EXHIBIT
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
         2.1.b        Amendment No. 1 dated April 1, 1997 to the Agreement and
                      Plan of Merger.
